SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 2005

                                 -------------

                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-23047               13-3864870
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

           420 Lexington Avenue,
                 Suite 408                                          10170
             New York, New York                                   (Zip code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 672-9100


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

------------------------------------------------------------------------------

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On November 2, 2005, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), with Iroquois Master Fund Ltd., Cranshire Capital, L.P., Omicron Master Trust, and Smithfield Fiduciary LLC (such investors, collectively, the "Investors"), for the issuance and sale of 2,000,000 shares of SIGA's common stock at $1.00 per share for aggregate consideration of $2,000,000. In addition, the Investors will receive warrants to purchase 1,000,000 shares of SIGA's common stock. The warrants are exercisable at $1.18 (110% of the closing price on the closing date of the transaction) at any time and from time to time through and including the seventh anniversary of the closing date and are subject to certain anti-dilution protections as set forth therein. The investors are also entitled to purchase additional shares of SIGA's common stock for a gross amount of up to $2,000,000 at an initial price of $1.10 per share for a period of 90 trading days following the effectiveness of a registration statement.

      With respect to the above described transaction, on November 1, 2005, SIGA also entered into an Exclusive Finder's Agreement (the "Exclusive Finder's Agreement") with the Shemano Group, Inc. ("Shemano"). The finders fee under the Exclusive Finder's Agreement includes cash compensation of 7% of the gross amount financed and a warrant to acquire 60,000 shares of SIGA's common stock on substantially similar terms as the above described Investors' warrants.

      A copy of the Securities Purchase Agreement is attached hereto as
Exhibit 10.1, which is incorporated into this Item 1.01 by reference.

      A copy of the Exclusive Finder's Agreement is attached hereto as
Exhibit 10.2, which is incorporated into this Item 1.01 by reference.

      On November 3, 2005, SIGA issued a press release announcing that it had entered into the Securities Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.02.  Unregistered Sales of Equity Securities.

See Item 1.01 which is incorporated herein by reference.

The common stock issued to the Investors was issued in reliance upon an exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the regulations issued thereunder. Each of the Investors and Shemano represented to SIGA that they were "accredited investors" within the meaning of the Act.

Item 9.01.   Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.  Description
-----------  -----------

10.1 Securities Purchase Agreement, dated as of November 2, 2005, between Iroquois Master Fund Ltd., Cranshire Capital, L.P., Omicron Master Trust, Smithfield Fiduciary LLC and SIGA.

10.2 Exclusive Finder's Agreement dated as of November 1, 2005, between The Shemano Group, Inc., and SIGA

99.1         Press Release, dated November 3, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIGA TECHNOLOGIES, INC.


                              By: /s/ Thomas N. Konatich
                                 --------------------------------------
                                 Name:  Thomas N. Konatich
                                 Title: Chief Financial Officer


Date: November 4, 2005





                                       3